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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                NOVEMBER 8, 1996

                                VIDEOLABS, INC.
                 (Name of Small Business Issuer in its charter)

                      COMMISSION FILE NUMBER: 34-0-23-868

                    DELAWARE                        41-1726281
        (State or other jurisdiction of            (IRS Employer
        incorporation or organization)          Identification No.)

    10925 BREN ROAD EAST, MINNEAPOLIS, MN              55343
   (Address of principal executive offices)         (Zip code)

       Registrants telephone number, including area code: (612) 988-0055
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        NONE

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        NONE

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        NONE

ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

        NONE

ITEM 5. OTHER EVENTS.

        VideoLabs announced the retirement of its CEO and President, Ward C. Johnson. Johnson was a founder of the Company and has been President since 1992. Johnson will remain as Chairman of the Board, and a Director of VideoLabs until the next annual meeting of shareholders. He will also continue to assist in bringing several new product introductions to completion.

        Mr. Johnson's successor is James Hansen, a business advisor.
Hansen will serve as CEO and President on an interim basis until a permanent selection can be made. Mr. Hansen will provide strategic input and leadership, and evaluate potential options to optimize shareholder value for the Company.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        NONE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        NONE

ITEM 8. CHANGE IN FISCAL YEAR.

        NONE

                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                       REGISTRANT: VIDEOLABS, INC.

DATE    NOVEMBER 8, 1996               SIGNATURE   /s/ F.J. BROGHAMMER
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                                                      F.J. BROGHAMMER,
                                                   CHIEF FINANCIAL OFFICER